Exhibit 10.2

                  This  Security   Agreement  is  subject  to  the  terms  of  a
         Subordination and Intercreditor Agreement in favor of The CIT Group/Commercial Services, Inc., as agent for itself and for CIT Financial Ltd., which Subordination and Intercreditor Agreement is incorporated herein by reference. Notwithstanding any contrary statement contained in the within Security Agreement, no payment on account of principal or interest thereof shall become due or be paid except in accordance with the terms of such Subordination and Intercreditor Agreement.


                               SECURITY AGREEMENT

         THIS SECURITY AGREEMENT (the "Agreement") is made this 30th day of May, 2007, by and between Ronson Aviation, Inc. (the "Debtor"), and EPIC Aviation, LLC dba Air BP Aviation Services, an Oregon limited liability company (the "Secured Party").

                                   AGREEMENT:

Grant of Security Interest

         For value received, and to secure the obligations of Debtor as described below (the "Obligations"), the Debtor grants the Secured Party a security interest in the following collateral located at: Trenton Mercer Airport "Collateral"):

                    The collateral shall specifically be limited to any and all right, title and interest of Debtor in and to: The New 19,200 sq ft aircraft hangar, together with all improvements and fixtures thereon, located on the real property legally described in the attached Exhibit H-A1, in each case subject to the provisions of the Lease (as hereinafter defined), the prior encumbrances disclosed in Section 2.1 and the Additional Permitted Encumbrances (as hereinafter defined).


1.       Obligations of Debtor

         This Agreement has been duly executed to secure payment and performance of certain obligations of Debtor under that Loan Agreement effective May 30, 2007, between Debtor and Secured Party (the "Loan Agreement").

2.       Representations and Covenants of Debtor

         The Debtor, hereby represents and covenants as follows:

           2.1      Title to Collateral

                  The Debtor is the owner of said Collateral subject to the provisions of the Agreement and Lease dated May 14, 1975, as amended (collectively, the "Lease"), with the County of Mercer (a copy of which has been delivered to Secured Party), including, without limitation, Articles XIII and XIV thereof, encumbrances held by The CIT Group/Commercial Services Inc., as agent for itself and for CIT Financial Ltd. (collectively, "CIT") and the Additional Permitted Encumbrances. The parties acknowledge and agree that Debtor makes no representation or covenant, express or implied, regarding the sufficiency or value of the Collateral.

           2.2      Organization of Debtor

                  The Debtor is a corporation duly organized, validly existing and in good standing under the laws of the state of New Jersey; and the above name of Debtor accurately reflects the name of Debtor as registered with the New Jersey Secretary of Treasury.

           2.3      No Transfers of Collateral

                  The Debtor will not sell, assign, exchange, lease or otherwise dispose of the Collateral, or any part thereof, or suffer or permit any lien, levy or attachment thereon or security interest therein or financing statement to be filed with reference thereto, other than that of the Secured Party, the Lease, the prior encumbrances disclosed in
         Section 2.1 above, and other than: (i) statutory liens of carriers, warehousemen, bailees, mechanics, materialmen, landlords and other like liens imposed by law; (ii) liens for taxes not yet due and payable or contested in good faith; (iii) easements, encroachments, defects or irregularities in title and other encumbrances which do not materially interfere with the use of the Collateral or materially impair its value; (iv) liens for judgment creditors that are bonded or insured; or
         (v) purchase money liens (the matters described under clauses (i) through (v), inclusive, being the "Additional Permitted Encumbrances").

           2.4      Preservation of Collateral

                  Debtor will maintain the Collateral in good condition and repair and preserve the same against waste, loss, damage or depreciation in value other than by reasonable wear. As set forth in
         Section 2.12, Secured Party may examine and inspect the Collateral at any reasonable times, wherever located, and for that purpose hereby is authorized by Debtor to enter any place or places where any part of the Collateral may be upon reasonable prior notice.

           2.5      Insurance on Collateral

                  Debtor will keep the Collateral fully insured against loss or damage by fire, theft (and collision if applicable), and such other hazards as Secured Party may from time to time reasonably require, with loss payable to Secured Party and Debtor, and in such company or companies as the Secured Party may approve (which approval will not unreasonably be withheld or delayed); Debtor immediately will deliver certificates of insurance for all policies to the Secured Party. The policy or policies shall provide that they may not be cancelled with respect to Secured Party's interests without at least 30 days prior written notice to Secured Party. All of Secured Party's rights under this Section 2.5 are subordinate to the rights of CIT and its successors and assigns with respect to selection of carriers and payment of insurance proceeds upon a loss.

           2.6      Loss or Damage to Collateral

                  Debtor shall promptly notify Secured Party of any loss or damage to the Collateral or any portion thereof having a fair market value in excess of $25,000. Debtor may make proof of loss if Secured Party fails to do so within fifteen (15) days of the loss. If Debtor and Secured Party agree to repair or replace the damaged or destroyed Collateral, Debtor shall promptly repair or replace the damaged
         Collateral. All of Secured Party's rights under this Section are subordinate to any and all rights of CIT and its successors and assigns with respect to payment of insurance proceeds upon a loss.

           2.7      Legal Compliance

                  Debtor shall comply promptly in all material respects with all laws, ordinances, and regulations of all governmental authorities applicable to the use of the Collateral. Debtor may contest in good faith any such law, ordinance, or regulation without compliance during any proceedings, including appropriate appeals, so long as Secured Party's interest in the Collateral is not jeopardized.

           2.8      Payment of Taxes & Fees

                  Debtor will pay, when due, all taxes, license fees, and assessments relative to the Collateral and its use and relative to the Obligations secured hereby unless contested in good faith by appropriate proceedings.

           2.9      Changes as to Debtor

                  The Debtor shall notify the Secured Party in writing not less than thirty (30) days prior to any form of merger, consolidation, change of its business name or operating name, or change of its state of organization.

           2.10     Assignment by Secured Party

                  In the event of any assignment by the Secured Party of this Agreement or its rights hereunder, Debtor will not assert as a defense, counter-claim, set-off or otherwise against Secured Party's assignee any claim, known or unknown, which Debtor now has or claims to have or hereafter acquired against the Secured Party.

           2.11     Perfection of Security Interest

                  The Debtor will join with the Secured Party in executing, filing and doing whatever may be necessary under applicable law to perfect and continue the Secured Party's security interest in the Collateral, all at Debtor's expense. This includes, but is not limited to the Debtor hereby expressly granting the Secured Party authority to file any and all financing statements and fixtures filings necessary to perfect the security interest granted pursuant to this Security Agreement, without the signature of Debtor.

           2.12     Inspection of Collateral

                  The Debtor will permit Secured Party and any of its agents upon reasonable notice to enter into and upon the Debtor's place or places of business or any other place where said Collateral or the records pertaining thereto may be kept, at reasonable times during reasonable business hours, to inspect the Collateral and inspect, audit, and copy any books and records of the Debtor relating to the Collateral or any other transactions with the Secured Party; in this connection, the Debtor shall render any necessary assistance to the Secured Party and its agents.

           2.13     Financial Information

                  At the request of Secured Party, the Debtor shall furnish unto the Secured Party current financial statements of Ronson Aviation, Inc. on an annual basis.

3.       Consideration

         As additional consideration for the delivery and execution of this Agreement, the Secured Party has extended the provision of fuel to Debtor pursuant to the Fuel Purchase Contract between Secured Party and Debtor.

4.       Duties With Respect to Collateral

         The Secured Party shall have no duty to do any of the following:

           4.1        To collect the Collateral or any proceeds;

           4.2 To preserve rights of Debtor or others against prior or other parties;

           4.3 To realize on the Collateral in any particular matter or seek reimbursement from any particular source; and

           4.4 To preserve, protect, insure, or care for any of the Collateral.

5.       Waivers

         The Debtor waives demand, presentment, and notice of dishonor and protest of any instrument either of Debtor or others which may be included in the Collateral or in the obligations secured hereby.

6.       Consents

         The Debtor consents to any extension, postponement of time of payment, indulgence, and to any substitution, exchange, or release of Collateral, and to the addition to or release of any party or person primarily or secondarily liable, or acceptance of partial payments on any accounts or instruments and the settlement, compromise, or adjustment thereof.

7.       General Provisions

           7.1        Separate Agreements

                  The obligations which this Agreement secures are separate instruments and may be negotiated, extended or renewed by the Secured Party without releasing the Debtor or the Collateral.

           7.2        Oregon Law

                  All of the terms herein and the rights, duties and remedies of the parties shall be governed by the laws of Oregon. Any part of this Agreement contrary to the law of any state having jurisdiction shall not invalidate other parts of this Agreement in that state. At Secured Party's option, jurisdiction and venue of any proceeding relating to this Agreement may be at Marion County, Oregon.

           7.3        Successors

                  All of the  benefits  of this  Agreement  shall  inure  to the
         Secured Party, its successors in interest and assigns and the obligations hereunder shall be binding upon the Debtor, its legal representatives, successors and assigns.

           7.4        Grammatical Changes

                  In construing this Security Agreement the masculine pronoun shall include the feminine and the neuter and the singular shall include the plural, as the circumstances may require.

8.       Expenditures of Secured Party

         If not discharged or paid by Debtor 30 days after the due date, Secured Party may discharge taxes, liens, security interests, or other encumbrances at any time levied or placed on the Collateral (other than those permitted under Section 2.3), may pay for insurance on the Collateral if required under Section 2.5, and may pay for maintenance and preservation of the Collateral required hereunder. All such payments shall become a part of Debtor's obligation secured hereby, payable on demand, and with interest at the maximum rate permitted by law from the date of expenditure until paid. Such rights shall be in addition to any other rights or remedies to which the Secured Party may be entitled on account of default.

9.       Default

         Time is of the essence hereof, and the Debtor shall be in default under this Agreement upon the happening of any of the following events or conditions:

           9.1        Non-Payment

                  Debtor's failure to pay, 30 days after the due date, the principal of or interest on the Obligations, or any installment thereof;

           9.2        Misrepresentation

                  The discovery of any misrepresentation or material falsity of any warranty, representation, or statement made or furnished by Debtor to the Secured Party in connection with this Agreement;

           9.3        Damage to Collateral

                  Loss, theft, or destruction of or substantial damage to any material portion of the Collateral not corrected within 90 days of the date of loss, theft, destruction or substantial damage (or such longer period reasonably required, as long as Debtor is diligently correcting same);

           9.4        Business Termination

                  Dissolution or termination of Debtor's existence as a going business, insolvency, appointment of receiver for any part of Debtor's property, any assignment for the benefit of creditors, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against the Debtor;

           9.5        Foreclosure

                  Commencement of foreclosure, whether by judicial proceeding, self-help, repossession, or any other method, by any creditor of Debtor against any of the collateral, but this subsection should not apply in the event of a good faith dispute by Debtor as to the validity or reasonableness of the claim which is the basis of the foreclosure suit; provided that Debtor provides Secured Party with written notice of such claim and provides adequate reserves therefore.

10.      Remedies of Secured Party

         Upon default, and subject to any rights to cure and grace periods provided Debtor herein, Secured Party may, during the continuation thereof, exercise any one or more of the following rights and remedies in addition to any other rights or remedies that may be available at law, in equity, or otherwise:

           10.1       Acceleration

                  The Secured Party may declare the entire indebtedness owed by or under the Obligations, including any prepayment penalty which Debtor would be required to pay, immediately due and payable.

           10.2       Delivery of Collateral

                  The Secured Party may require Debtor to deliver, within 30 days, to Secured Party all or any portion of the Collateral and any and all certificates of title and other documents relating thereto. Secured Party may require the Debtor to assemble the Collateral and make it available, within 30 days, to Secured Party at a place to be designated by Secured Party which is reasonably convenient to both parties. Secured Party also shall have full power to, with 30 days notice, enter upon the property of Debtor to take possession of and remove the Collateral.

           10.3       Sale of Collateral

                  The Secured Party shall have, with 30 days notice, full power to sell, lease, transfer, or otherwise deal with the Collateral or proceeds thereof in its own name or that of Debtor, subject to the provisions of the Lease, the prior encumbrances disclosed in Section
         2.1 and the Additional Permitted Encumbrances. The Secured Party may sell the Collateral as aforesaid at public auction, unless the Collateral threatens to decline speedily in value or is of the type customarily sold on a recognized market, Secured Party will give Debtor reasonable notice of the time after which any private sale or any other intended disposition thereof is to be made. The requirements of reasonable notice shall be met if such notice is mailed by registered or certified mail, postage prepaid, to the address of Debtor stated in the Security Agreement, at least thirty (30) days before the time of the sale or disposition. The Debtor shall be liable for expenses of retaking, holding, and preparing for sale, selling, and the like.

           10.4       Deficiency Judgment

                  Secured Party may obtain a judgment for any deficiency remaining on the obligations due to Secured Party after application of all amounts received from the exercise of the rights provided in this Agreement. Debtor shall be liable for a deficiency even if the underlying transaction is the sale of collateral.

           10.5       All Other Rights

                  Secured Party shall have and may exercise any or all of the rights and remedies of a secured creditor under the provisions of the Uniform Commercial Code, at law, in equity, and otherwise.

11.      Remedies Cumulative

         All of the Secured Party's rights and remedies, whether evidenced hereby or any other writing, shall be cumulative and may be exercised singularly or concurrently. Election by Secured Party to pursue any remedies shall not preclude pursuit of any other remedy, and an election to make expenditures or take action to perform an obligation of Debtor under this Agreement after Debtor's failure to perform shall not effect Secured Party's right to declare default and exercise its remedies as provided by the terms of this Agreement.

12.      Attorney Fees and Costs

         In the event of a default under this Agreement, the defaulting party shall reimburse the non defaulting party for all costs and expenses reasonably incurred by the non defaulting party in connection with the default, including without limitation attorney fees, and whether or not a suit is filed. If any arbitration, suit or action is instituted to interpret or enforce the provisions of this Agreement, to rescind this Agreement, or otherwise with respect to the subject matter of this Agreement, the party prevailing on an issue shall be entitled to recover with respect to such issue, in addition to costs, reasonable attorney fees incurred in preparation or in prosecution or defense of such arbitration, suit, or action as determined by the arbitrator or trial court, and if any appeal is taken from such decision, reasonable attorney fees as determined on appeal.

13.      Notices

         All notices and other communications under this Agreement must be in writing and shall be deemed to have been given if delivered personally, sent by facsimile (with confirmation), mailed by certified mail, or delivered by an overnight delivery service (with confirmation) to the parties to the following addresses or facsimile numbers (or at such other address or facsimile number as a party may designate by like notice to the other parties):

                  SECURED PARTY:          EPIC Aviation, LLC
                                          Attn: Greg J. Gettig
                                          PO Box 12249
                                          Salem, OR   97309
                                            Facsimile: 503-566-2312

                  DEBTOR:                 Ronson Aviation, Inc.
                                            Trenton Mercer City Airport.
                                            Trenton, New Jersey  08628
                                            Facsimile: 609-771-9512

                                          Ronson Corporation
                                          Louis V. Aronson II
                                          Corporate Park III, Campus Drive
                                          P.O. Box 6707
                                          Somerset, NJ 08875-6707
                                          Facsimile: 732-469-0882


         Any notice or other communication shall be deemed to be given (a) on the date of personal delivery, (b) at the expiration of forty-eight (48) hours after the date of deposit in the United States mail, or (c) on the date of confirmed delivery by facsimile or overnight delivery service.

14.      Subordination

         Notwithstanding any other provision to the contrary herein, any and all rights of Secured Party hereunder, including, without limitation, to repayment of the Obligations, is and shall be subordinated to the prior payment and satisfaction of any and all loans, advances and extensions of credit made by Secured Party to Debtor, and to Ronson Corporation, Ronson Consumer Products Corporation and Ronson Corporation of Canada Ltd. (together with Debtor, the "RONSON Group"), and to all other indebtedness, obligations and liabilities of the RONSON Group to CIT; and, if requested by CIT, the Secured Party hereby agrees to enter into a subordination agreement prescribed by CIT in evidence of the foregoing.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the day and year first above written.

DEBTOR:                                        SECURED PARTY:
Ronson Aviation, Inc.                          EPIC Aviation, LLC



By:   /s/ Louis V. Aronson II                  By:    /s/ Michael W. Delk
      -----------------------------------             --------------------------
Its:  President & Chief Executive Officer             Michael W. Delk, President
      -----------------------------------             --------------------------
Date: 5/30/07                                  Date:  6/13/07
      -----------------------------------             --------------------------